UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 2, 2019
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2019, Exelon Corporation (“Exelon”) filed a Current Report on Form 8-K to report the appointment of Calvin G. Butler to the position of Interim Chief Executive Officer, Exelon Utilities.

Effective December 2, 2019, Mr. Butler was appointed Senior Executive Vice President, Exelon and Chief Executive Officer, Exelon Utilities. Mr. Butler’s compensation will include an annual base salary of $700,000, an annual incentive program target opportunity representing 90% of base salary, and a long-term incentive program target valued at 310% of base salary. Consistent with Exelon’s Long-Term Incentive Plan, long-term incentives awards (“LTI”) include performance share awards (accounting for 67% of total LTI value) and restricted stock units (accounting for 33% of total LTI value).  Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Additionally, in connection with his promotion, Mr. Butler will receive an award of 28,468 restricted stock units (“RSUs”), with such RSUs to cliff vest on December 2, 2024. Mr. Butler will be eligible for benefits similar to those of other Exelon executives, including, without limitation, participation in Exelon’s health, welfare, retirement, relocation, and severance plans.

Mr. Butler, age 50, previously served as Chief Executive Officer of Baltimore Gas and Electric Company (“BGE”), a subsidiary of Exelon, since 2014 and as Senior Vice President, Regulatory and External Affairs for BGE since 2013.

Effective December 2, 2019, Mr. Butler was also appointed as a director of Commonwealth Edison Company.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* * * * *

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Companies include those factors discussed herein, as well as the items discussed in (1) the Companies’ 2018 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22, Commitments and Contingencies; (2) the Companies’ Third Quarter 2019 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 16, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Companies. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Neither of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ CARTER C. CULVER
Carter C. Culver
Senior Vice President, Deputy General Counsel and Assistant Secretary

COMMONWEALTH EDISON COMPANY

/s/ CARTER C. CULVER
Carter C. Culver
Assistant Secretary
December 4, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.